UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information.  Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements.  These forward-looking statements may be significantly impacted by various factors, including, but not limited to: actions by governmental entities, domestic and international economic activity and inflation, success, or lack thereof, in executing our internal operating plans and new store and new market expansion plans, including successful integration of acquisitions, performance issues with key suppliers, disruption in buying trends due to homeland security concerns, severe weather, foreign currency fluctuations, government export and import policies, aggressive advertising or marketing activities of competitors; and legal proceedings. Future results will also be dependent upon our ability to continue to identify and complete successful expansions and penetrations into existing and new markets and our ability to integrate such expansions with our existing operations.

These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements: (1) the possibility that the expected benefits from the Jos. A. Bank transaction will not be realized within the anticipated time period, (2) the risks related to the costs and difficulties related to the integration of Jos. A. Bank’s business and operations with Men’s Wearhouse’s business and operations, (3) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (4) unexpected costs, charges or expenses resulting from the transaction, (5) litigation relating to the transaction, (6) the inability to retain key personnel and (7) the possible disruption that may be caused by the transaction to the business and operations of Men’s Wearhouse and its relationships with customers, employees and other third parties.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof. Except for the ongoing obligations of Men’s Wearhouse to disclose material information under the federal securities laws, Men’s Wearhouse undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.  Other factors that may impact the forward-looking statements are described in Men’s Wearhouse’s annual report on Form 10-K for the fiscal year ended February 1, 2014 and quarterly reports on Form 10-Q.  For additional information on Men’s Wearhouse, please visit the Company’s websites at www.menswearhouse.com, www.josbank.com, www.mooresclothing.com, www.kgstores.com, www.twinhill.com, www.dimensions.co.uk and www.alexandra.co.uk.

Item 7.01              Regulation FD Disclosure.

On or after the date hereof, The Men’s Wearhouse, Inc. (the “Company”) will make presentations using the slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Analyst Presentation”).  The Company expects to use the Analyst Presentation, in whole or in part, and possibly with modifications, in connection with presentations to certain financial analysts and others.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Analyst Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Analyst Presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, is included as an appendix to the Analyst Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Analyst Presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors the ability to evaluate financial performance in a way that is comparable to measures reported by other retailers and is useful for management and investors in evaluating the proposed transaction.

On July 29, 2014, the Company issued a press release providing a comparable sales update for the second quarter of 2014.  A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information presented in Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished under Item 7.01 pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K:

99.1	Analyst Presentation dated July 29, 2014.

99.2	Press Release of the Company, dated July 29, 2014, providing a comparable sales update for the second quarter of 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.

Date:	July 29, 2014	By:	/s/ Brian T. Vaclavik
Name: Brian T. Vaclavik
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Analyst Presentation dated July 29, 2014.

99.2	Press Release of the Company, dated July 29, 2014, providing a comparable sales update for the second quarter of 2014.